Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12
|_| Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))



                           Q COMM INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)


            ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)



Payment of Filing Fee (Check the appropriate box): |X| No fee required.

                           Q COMM INTERNATIONAL, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 2004


     The Annual Meeting of Shareholders of Q Comm International, Inc. ("Q Comm") will be held at Q Comm's corporate offices located at 510 E. Technology Avenue, Building C, Orem, Utah on May 27, 2004 at 2:00 p.m., Mountain Daylight Saving Time, for the purpose of considering and acting upon the following:

     1. To elect six directors to serve for a one-year term that expires at the 2005 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;
     2.   To consider and approve the adoption of the Q Comm 2004 Stock Option
          Plan;
     3. To ratify the appointment of Pritchett, Siler & Hardy, P.C. as Q Comm's independent auditors for the current fiscal year;
     4. To transact such other business as may legally come before the meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 23, 2004 as the record date for determining the shareholders having the right to notice of and to vote at the meeting and at any adjournment or postponements thereof.


                                              By order of the Board of Directors


                                                               William K. Jurika
                                                           Chairman of the Board

     Dated: Orem, Utah
     April 28, 2004
--------------------------------------------------------------------------------

IMPORTANT:      Every shareholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the Proxy and return it promptly in the enclosed business reply envelope.

                Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                We would appreciate your giving this matter your prompt attention.

                           Q COMM INTERNATIONAL, INC.
                           --------------------------

                              ____________________

                                 PROXY STATEMENT
                              ____________________


                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 2004

     Proxies in the form enclosed with this Statement are solicited by the Board of Directors of Q Comm International, Inc., a Utah corporation ("Q Comm" or the "Company") to be used at the Annual Meeting of Shareholders, and at any adjournments thereof, to be held at Q Comm's corporate offices located at 510 E. Technology Avenue, Building C, Orem, Utah on the 27th day of May, 2004 at 2:00 p.m., Mountain Daylight Saving Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement (the "Annual Meeting"). The Board of Directors knows of no other business which will come before the meeting. Q Comm's principal executive offices are located at 510 East Technology Avenue, Orem, Utah, 84097. The approximate date on which this Statement and the accompanying proxy will be mailed to shareholders is April 28, 2004. The Company's annual report to shareholders for the year ended December 31, 2003 is being mailed herewith to all shareholders entitled to vote at the annual meeting. However, the annual report to shareholders is not part of our proxy solicitation materials.

Record Date and Quorum
----------------------

     Shareholders of record at the close of business on April 23, 2004 are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 3,995,250 shares of common stock of the Company outstanding. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented for action at the meeting. Shares of common stock were the only voting securities of the Company outstanding on the record date. A quorum will be present at the Annual Meeting if a majority of the shares of common stock outstanding on the record date are present at the meeting in person or by proxy.

Voting of Proxies
-----------------

     The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the six director nominees named in this Proxy Statement; (ii) for the approval of the adoption of the Company's 2004 option plan (the "2004 Plan"); (iii) for ratification of the appointment of Pritchett, Siler & Hardy, P.C. as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004; and (iv) in the proxyholders' discretion, on any other business that may come before the meeting and any adjournments of the meeting.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company's bylaws and Utah law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal. A shareholder who has signed and returned the enclosed proxy may revoke it at any time before it is voted by (i) submitting to the Company a properly executed proxy bearing a later date, (ii) submitting to the Company a written revocation of the proxy or (iii) voting in person at the Annual Meeting.

Voting Requirements
-------------------

     Election of Directors. The election of directors requires a plurality of the votes cast for the election of directors. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

     Approval of the 2004 Stock Option Plan and Ratification of the Appointment of Independent Auditors. The affirmative vote of a majority of votes cast for or against the matter by shareholders entitled to vote at the Annual Meeting is required to approve the 2004 Stock Option Plan and to ratify the appointment of our independent auditors. An abstention from voting on this matter will be treated as "present" for quorum purposes. However, since an abstention is not treated as a "vote" for or against the matter it will have no effect on the outcome of the vote.

                                 PROPOSAL NO. 1
                                 --------------

                              ELECTION OF DIRECTORS

     Our Board of Directors is currently comprised of six members. Our Amended and Restated Bylaws provide that directors will serve until the next annual meetings of shareholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

Nominees

     Our Board of Directors has nominated Paul Hickey, Terry Kramer, William Jurika, Gary Crook, Brae Burbidge and Steven Phillips for re-election as directors. We are not aware that any nominee will be unable or will decline to serve as a director.

Information Concerning the Nominees

     The following table sets forth the name and age of each nominee, the principal occupation of each during the past five years and the period during which each has served as a director of Q Comm. Each nominee is currently serving as a director of Q Comm. Information as to the stock ownership of each of our directors and all of our current executive officers as a group are set forth under "Security Ownership of Certain Beneficial Owners and Management." All of the nominees to the Board of Directors have been approved, recommended and nominated for re-election to the Board of Directors by our Compensation and Personnel Committee and by the Board of Directors. There are no family relationships between any director or executive officer.

Nominees for Election as Directors Serving for a One-Year Term Expiring in 2005


Name               Principal Occupation during Past Five Years     Age  Director
                                                                         Since

Paul Hickey        Paul Hickey is our founder and was our chief     44    1998
                   executive officer until March 2004 and chairman until April 2004. Mr. Hickey continues to serve as an executive vice president with responsibilities for international business development. Mr. Hickey has a Bachelor of Science degree from Brigham Young University.

Terry Kramer       Terry Kramer, our chief executive officer        44    2004
                   and president, joined the company as interim president in November 2003. In March 2004 he joined our board of directors and accepted appointment as chief executive officer and president. From 1988 through 2000, he was employed by Vodafone/AirTouch and PacTel Corp.
                   in various executive positions, including president of AirTouch Paging, vice president and general manager of the southwest market for AirTouch Cellular, vice president of business development for AirTouch Europe, vice president of corporate strategy and executive director of investor relations and corporate communications for AirTouch Communications. He was also chief operating officer of the Banana Republic Division of Gap Inc. in 2001. From 2001 to 2003 he served as advisor/board member to four startup telecommunications companies and presently serves as a board member for two of them. He earned an MBA from Harvard University in 1986 and a Bachelor of Arts in economics from UCLA in 1982.

Name               Principal Occupation during Past Five Years     Age Director
                                                                          Since

William Jurika     William Jurika was appointed to our board in      64    2004
                   April 2004 and was subsequently elected chairman. Mr. Jurika is a past vice president of institutional sales for E. F. Hutton. Since
                   January 2000 Mr. Jurika has been a private investor. From 1998 to 2000 he was Chairman of Jurika & Voyles, a company engaged in the business of investment services. Mr. Jurika is a director of QuadraMed, a company that provides information technology solutions to the healthcare industry.

Gary Crook         Gary Crook joined our board of directors in       51     2004
                   April 2004. Since 2000 he has been the senior vice president, operations of The INTEQ Group, Inc., a pharmacy benefit management company.
                   From 1995 to 2000, Mr. Crook served as the senior vice president, chief financial officer for SOS Staffing Services, Inc., which was a NASDAQ listed company providing temporary staffing and information technology consulting.
                   Preceding SOS he was the vice president, controller for Alpha Beta Co. a subsidiary of American Stores Co. He coordinated the merger between Alpha Beta and Lucky Stores creating a major grocery retailer. Mr. Crook has an MBA and a Bachelor of Science degree in business economics from the University of Utah.

Brae Burbidge      Brae Burbidge has been a member of our board      37     2000
                   of directors since June 2000. He has also been, since October 2002, president of i-Power
                   Inc., a marketing and design company. From
                   1996 until June 2002 he was the president and chief executive officer and a director of Global Web, Inc., a reporting company based in Utah that provides web design services.
                   He has a Bachelor of Arts degree from the University of Utah.

Steven Phillips    Steven Phillips joined our board of directors     49     2004
                   in April 2004. He is an attorney who gained a broad legal background while practicing for fifteen years, the last eight years as a partner with Morrison & Foerster LLP in San
                   Francisco, California, including experience in mergers and acquisitions, regulatory practice and litigation. Since May 1996 he has been assistant general counsel with CMS Enterprises
                   Company, a subsidiary of CMS Energy Corporation, a holding company with subsidiaries that provide utility services in Michigan and operate international energy generation facilities.
                   Mr. Phillips has a Juris Doctor from the University of California, Hastings College of
                   Law and a Bachelor of Arts degree from the University of California, Santa Cruz.



       The Board of Directors has unanimously nominated Paul Hickey, Terry
          Kramer, William Jurika, Gary Crook, Brae Burbidge and Steven
         Phillips as its nominees and recommends that shareholders vote
                      "FOR" the election of these nominees.

                    BOARD OF DIRECTORS MEETING AND COMMITTEES

     During the year ended December 31, 2003 the Board of Directors held four meetings, its Audit Committee held two meetings and its then constituted Compensation Committee and Nominating Committee had one and no meetings respectively. Each of our incumbent directors attended at least 75% of the number of Board of Directors meetings and committee meetings on which such directors served.

     We have recently adopted a policy of encouraging our directors to attend annual meetings of shareholders and believe that attendance at annual meetings is just as important as attendance at meetings of the Board of Directors. One of our directors who was serving at the time attended our last shareholder meeting held on May 19, 2003.

     In March 2004 our Compensation Committee and Nominating Committee were consolidated and their functions assumed by a newly designated Compensation and Personnel Committee. Our two currently standing committees, the Audit Committee and the Compensation and Personnel Committee are described below.

Audit Committee
---------------

     The Audit Committee is currently composed of Messrs. Crook (chairman), Burbidge and Phillips. The primary purposes of our Audit Committee are (a) to assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors' qualifications and independence and (iv) the performance of our internal audit function and independent auditors; (b) to decide whether to appoint, retain or terminate the Company's independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and (c) to prepare any report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission (the "SEC") for inclusion in our annual proxy statement.

     Our Board of Directors has determined that each of the members of our Audit Committee is independent within the meaning of the rules of both the American Stock Exchange ("Amex") and the SEC. No member of the Audit Committee is an officer of the Company or employed or affiliated with our outside accountants, nor has any member of the Audit Committee been an officer of the Company within the past three years. No member of the Audit Committee has any relationship with the Company that, in the opinion of the Board of Directors, would interfere with his independence from management and the Company. Each member of the Audit Committee is, in the judgment of the Board of Directors, financially literate, and at least one member of the Audit Committee has accounting or related financial management experience. The Board of Directors has determined that Mr. Crook, is an "audit committee financial expert," as that term is defined in Item 401(h) of Regulation S-K, and "independent" for purposes of current and recently-adopted Nasdaq listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934.

     The Audit Committee and our Board of Directors have established a procedure whereby complaints or concerns with respect to accounting, internal controls and auditing matters may be submitted to the Audit Committee, which is described under "Other Matters - Policies on Reporting of Concerns Regarding Accounting and Other Matters and on Communicating with Non-Management Directors" below.

     Our Audit Committee Charter is included as Appendix A to this proxy statement.

Compensation and Personnel Committee
------------------------------------

     Our Compensation and Personnel Committee was established in March 2004. Its current composition consists of Messrs. Jurika (chairman), Burbidge and Phillips. Each member of our Compensation and Personnel Committee is independent within the meaning of the rules of the Amex and SEC and no member receives directly or indirectly any consulting, advisory or other compensatory fees that would be prohibited under the SEC's audit committee independence standards. The primary purposes of the Compensation and Personnel Committee are to select or recommend to the Board director nominees at the annual shareholders meetings, to review, recommend or determine the compensation of the Company officers, to review the individual goals and objectives and evaluate the performance of the Chief Executive Officer, review Company policies relating to employee compensation benefits and to administer the Company's stock option plans.

     The Compensation and Personnel Committee does not set specific, minimum qualifications that director nominees must meet in order for the committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board of Directors. Members of the Compensation and Personnel Committee discuss and evaluate possible candidates in detail, and suggest individuals to explore in more depth. Outside consultants may also be employed to help in identifying candidates. Once a candidate is identified whom the committee wants to seriously consider and move toward nomination, the Chairperson of the Compensation and Personnel Committee enters into a discussion with that nominee. The policy adopted by the Compensation and Personnel Committee provides that nominees recommended by Shareholders are given appropriate consideration in the same manner as other nominees. Shareholders who wish to summit nominees for director for consideration by the Compensation and Personnel Committee for election at our 2005 Annual Meeting of shareholders may do so by submitting in writing such nominees' names, in compliance with the procedures and along with the other information required by our Bylaws, to Michael Openshaw, Corporate Secretary at Q Comm International, Inc., 510 East Technology Avenue, Orem, Utah 84097.

         Our Compensation and Personnel Committee Charter is included as Appendix B to this Proxy Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of shares of our common stock as of April 1, 2004 by:

     o each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding common stock;
     o    each of our directors;
     o    each executive officer named in the summary compensation table below;
          and
     o    all of our directors and executive officers as a group.

     Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all of the common stock owned by them.

Name and Address of              Shares of Common Stock  Percent of Common Stock
 Beneficial Owner (1)             Beneficially Owned(2)     Beneficially Owned

Paul Hickey                         296,272 (3)                  7.3%
Stephen Flaherty (4)                      -                       -
Michael Openshaw                     14,066 (5)                   *
Terry Kramer                         35,000 (6)                   *
William Jurika                      611,850 (7)                 13.9%
Brae Burbidge                            -                        -
Gary Crook                               -                        -
Steven Phillips                          -                        -
All directors and executive
officers as a group (8 persons)     957,188 (8)                  21.3%

* Less than 1%

(1) All addresses are c/o Q Comm International, Inc., 510 East Technology Ave, Building C, Orem, Utah 84097.

(2) According to the rules and regulations of the SEC, shares that a person has a right to acquire within 60 days of the date of this report are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(3) Includes 8,867 shares held by family members and an option to purchase 76,250 shares exercisable within 60 days of the date of this report.
(4)  Stephen Flaherty resigned as President in November 2003.
(5) Includes 11,333 shares underlying options exercisable within 60 days of the date of this report.
(6) Includes 35,000 shares underlying options exercisable within 60 days of the date of this report.
(7) Includes 35,000 shares which represent his percent ownership of 83,200 shares owned by a partnership in which Mr. Jurika is a general partner and 353,680 shares underlying options exercisable within 60 days of this report. (7) Includes 476,263 shares underlying options exercisable within 60 days of this report.

             Section 16(a) Beneficial Ownership Reporting Compliance
             -------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that all
Section 16(a) filing requirements applicable to our officers and directors were complied with.

                               EXECUTIVE OFFICERS
                               ------------------

     The following table sets forth the names, ages and principal position, of the executive officers of the Company:

NAME                  AGE                 POSITION
---------------------------------------------------------------------------

Terry D. Kramer        44  Chief Executive Officer, President
Paul C. Hickey         44  Executive Vice President
Michael K. Openshaw    45  Chief Financial Officer, Secretary and Treasurer
Darin W. Hunsaker      37  Vice President, Sales

     The principal occupation and business experience for at least the last five years for Messrs. Openshaw and Hunsaker are set forth below. Comparable background information for Messrs. Kramer and Hickey has been provided in the information set forth for nominees under Proposal No. 1.

     Michael Openshaw joined us in November 2000 and was named chief financial officer in April 2001 and our secretary and treasurer in February 2003. From 1996 to November 2000, Mr. Openshaw served as the chief financial officer of The University of Utah Hospitals and Clinics. He also has 10 years' experience with the accounting firm of Deloitte & Touche where he attained the level of senior manager. Mr. Openshaw is a Certified Public Accountant and has a Bachelor of Arts degree in accounting from the University of Utah.

     Darin Hunsaker joined us in January 2004. From January 1996 to January 2004, he worked at PowerQuest, a computer storage management company which was acquired by Symantec Company in 2003. His experience and positions at PowerQuest include senior director of enterprise sales, vice president of global accounts, managing director and senior director of European sales, and director of channel sales and marketing. As managing director and senior director of European sales, Mr. Hunsaker was instrumental in opening PowerQuest's European headquarters in Germany. Mr. Hunsaker earned a Bachelor's degree in German and Business Management from Weber State University.

                                 PROPOSAL NO. 2
                                 --------------

          APPROVAL OF THE ADOPTION OF THE Q COMM 2004 STOCK OPTION PLAN

     Our Board adopted the 2004 Plan, subject to shareholder approval, which provides for the grant to our employees, directors and consultants of incentive and non-qualified stock options to purchase 500,000 shares of Common Stock.

     The purpose of the 2004 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen our ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of our shareholders and to help build loyalty to Q Comm through recognition and the opportunity for stock ownership. The Compensation and Personnel Committee of the Board will administer the 2004 Plan.

     The following description of the 2004 Plan is a summary and is qualified in its entirety by reference to the 2004 Plan, a copy of which is annexed hereto as Appendix C to this proxy statement.

Eligibility

     Under the 2004 Plan, incentive stock options may be granted only to employees and non-qualified stock options may be granted to employees, directors and consultants. To date, 255,000 options have been granted under the 2004 plan to our Chief Executive Officer and President, Terry Kramer, pending shareholder approval. The price of the options will be the fair market value of Common Stock at the date of shareholder approval of the 2004 Plan and will expire 10 years from the date of approval. The options will vest over a two-year period. We have also granted 15,000 options to each of Messrs. Jurika, Crook, Burbidge and Phillips pending shareholder approval. The options will vest over two years.

Terms of Options

     The 2004 Plan permits the granting of both incentive stock options and nonqualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of our outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Compensation and Personnel Committee may determine at the time it grants options.

Federal Income Tax Consequences

     Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to us or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

     Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to us or our employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

Equity Compensation Plan Information

     To attract and retain the personnel necessary for our success, in 2000 and 2003 we adopted stock option plans and reserved 133,333 and 100,000 shares, respectively, of Common Stock for future grants under those plans. Our 2000 and 2003 stock option plans are currently administered by our Compensation and Personnel Committee. The plans provide that the maximum term for options granted under the plans is 10 years and that the exercise price for the options may not be less than the fair market value of the Common Stock on the date of grant. Options granted to shareholders owning more than 10% of our outstanding common shares must be exercised within five years from the date of grant and the exercise price must be at least 110% of the fair market value of the Common Stock on the date of the grant. As of December 31, 2003, we issued options covering 212,667 shares of Common Stock under the 2000 and 2003 stock option plans. These options have a weighted exercise price of $7.61.

     In 2002, we entered into stock bonus agreements with two executives and two key employees. Under these agreements, we agreed to issue 33,334 shares of Common Stock to Steve Flaherty and 3,333 shares of Common Stock to each of Michael Openshaw, Chris Leonard and Bruce Siskonen. Each employee received 50% of his shares on or after January 31, 2003 and will receive the balance of the shares on June 30, 2004, if he is still employed by us on that date. As of December 31, 2003, only Michael Openshaw is still employed by us. The balance of the shares that were due to Steve Flaherty, Chris Leonard and Bruce Siskonen were forfeited on the dates their employment with us was terminated.

     The following table sets forth, as of December 31, 2003, information concerning our 2000 and 2003 stock option plans, as well as information relating to other equity compensation plans that we have adopted.

                                          Number of                            Number of
                                        securities to be    Weighted      securities remaining
                                          issued upon        average           available for
                                          exercise of    exercise price  future issuance
                                          outstanding    of outstanding         under equity
                                          options and      options and       compensation
                                           warrants          warrants            plans
                                           --------          -------           -------
Equity Compensation Plans Approved
  By Security Holders (1)                   212,667          $  7.61            20,666
Equity Compensation Plans Not Approved
 By Security Holders (2)                    125,750(3)       $ 16.55             1,667(4)
                                            -------          -------           -------
Total                                       338,417          $ 10.93            22,333
                                            -------          -------           -------


(1)  The 2000 and 2003 stock option plans.
(2) Does not include options granted under the 2004 Stock Option Plan pending shareholder approval. Includes options granted to employees and consultants outside our stock option plans and stock bonuses.
(3) Includes options covering 34,167 shares of common stock granted to consultants and options covering 91,583 shares of common stock granted to employees outside our stock option plan. The options granted to consultants vest immediately and are for terms that range from three to five years from the date of grant. The options granted to our employees expire at the end of five years from date of grant. All of the employees' options have vested.
(4)  Stock bonus payable on June 30, 2004.


     We believe that the 2004 Plan should be approved so that shares of Common Stock are available for grant to employees, directors and consultants upon whose performance and contribution we depend on for our long-term success and growth.


     The Board of Directors Unanimously Recommends a Vote FOR the Approval of the Adoption of the Q Comm 2004 Stock Option Plan.

                                 PROPOSAL NO. 3
                                 --------------


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Pritchett, Siler & Hardy, P.C. as our independent auditors for fiscal year 2004. Although shareholder approval is not required, we desire to obtain from the shareholders an indication of their approval or disapproval of the Board of Directors' action in appointing Pritchett, Siler & Hardy, P.C. as the independent auditors of the Company and its subsidiary. If the shareholders do not ratify this appointment, such appointment will be reconsidered by the Audit Committee and the Board of Directors.

     A representative of Pritchett, Siler & Hardy, P.C. will be present at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.


      The Board of Directors Recommends A Vote FOR the Ratification of the Appointment of Pritchett, Siler & Hardy, P.C. for Fiscal Year 2004 and
                   Proxies that are Returned will be so Voted
                          Unless Otherwise Instructed.


                             AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of three non-management Directors and operates pursuant to a written Charter. During fiscal 2003, the Audit Committee held two meetings with the independent auditors. The Audit Committee's purpose is to assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors' qualifications and independence and (iv) the performance of our internal audit function and independent auditors; to decide whether to appoint, retain or terminate our independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report. The Board of Directors has determined that each member of the Audit Committee is "independent" within the meaning of the rules of both the AMEX and the SEC. The Board of Directors has also determined that each member is financially literate and at least one member of the Audit Committee has accounting or related financial management expertise, as such qualifications are defined under the rules of the AMEX, and that Mr. Crook is an "audit committee financial expert" within the meaning of the rules of the SEC.

     Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

     In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

     During fiscal 2003, the Audit Committee performed all of its duties and responsibilities under the Audit Committee Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements of Q Comm for fiscal 2003 be included in its Annual Report on Form 10-KSB for such fiscal year.

                        Submitted by the Audit Committee

                              Gary Crook, chairman
                                  Brae Burbidge
                                 Steven Phillips


Audit Committee Matters and Fees Paid to Independent Auditors
-------------------------------------------------------------

     The aggregate fees billed by our principal accounting firm, Pritchett, Siler & Hardy, P.C., for fees billed for fiscal years ended December 31, 2003 and 2002 are as follows:

                                               2003                  2002
                                               ----                  ----

    Audit fees                               $  24,942             $  15,460
    Audit related fees                          12,576                 4,460
                                             ---------             ---------
       Total audit and audit related fees       37,518                19,920
    Tax fees                                       446                    -
    All other fees                                  -                     -
                                             ---------             ---------
       Total fees                            $  37,964             $  19,920
                                             ---------             ---------

     Audit related fees were for reviews of our filings for Form 10-QSB for 2003 and 2002, and for work required by our registered public offering in 2003.

     Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee's Chairman pursuant to delegated authority by the Audit Committee, other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC.

Audit Committee Pre-Approved Policies and Procedures
----------------------------------------------------

     The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

Executive Compensation

         Summary compensation. The following table sets forth information regarding compensation awarded to, earned by, or paid to our chief executive officer and our other most highly compensated executive officers whose compensation exceeded $100,000 in 2003 for all services rendered to us in all capacities during the last three completed fiscal years.

                                                                            Long-term
                                                                            Compensation
                                                                            Securities
                                                    Annual Compensation     Underlying
Name and principal position                 Year    Salary     Bonus          Options
Paul Hickey, chairman of the board and      2003   $120,000       -           50,000(3)
chief executive officer (1)                 2002   $120,000       -               -
                                            2001   $120,000       -           33,333(4)

Stephen Flaherty, president (2)             2003   $120,000       -               -
                                            2002   $120,000   $100,000(5)         -
                                            2001   $120,000       -           68,000(2)

Michael Openshaw, chief financial officer,  2003   $110,586   $  30,000       40,000(3)
secretary and treasurer                     2002   $110,000   $  10,000(5)     6,667(6)
                                            2001   $ 73,333       -           14,667(7)

(1) Paul Hickey resigned as chief executive officer in March 2004. He will continue as executive vice president.
(2) Stephen Flaherty resigned as president of the company effective November 1, 2003. Stock options were forfeited upon resignation.
(3) Represents options granted in December 2003. Vesting is based on the company meeting specific financial targets.
(4) As of December 31, 2003, 22,917 options were vested and the balance was forfeited.
(5) Represents stock bonus declared December 31, 2002 valued at $0.40 per share.
(6) As of December 31, 2003, 1,250 options were vested and the balance was forfeited.
(7) As of December 31, 2003, 10,083 options were vested and the balance was forfeited.

Options held by Named Executives

     The following tables provide information with respect to stock options granted during the fiscal year ended December 31, 2003 to each of the executives named in the summary compensation table above and the number and aggregate value of unexercised options held by those executives as of December 31, 2003. The per share exercise price of all options was equal to, or above, the estimated fair market value of a share of common stock on the date of grant. No options granted to any named executives have been exercised.

Option Grants in Fiscal Year Ended December 31, 2003 (Individual Grants)

                  Number of
                  Securities       Percent of Total
                 Underlying       Options Granted to     Exercise     Expiration
Name               Options     Employees in Fiscal Year    Price         Date
-----             --------     ------------------------    -----         ----
Paul Hickey        50,000                26.2%             $6.50       12/23/13
Michael Openshaw   40,000                21.0%             $6.50       12/23/13

     These options are earned quarterly over 2004 and 2005 based on Q Comm meeting specified targets and on the continued employment of the officers.




                           2003 Year-End Option Values

             Number of Shares Underlying Unexercised  Value of Unexercised In-the-Money
                 Options at Fiscal Year End (#)       Options At Fiscal Year End ($)(1)
                 ------------------------------       ---------------------------------
Name              Exercisable    Unexercisable           Exercisable    Unexercisable
----              -----------    -------------           -----------    -------------
Paul Hickey        86,667(2)      50,000(3)                  -                 -
Michael Openshaw        -         51,333(4)                  -                 -

(1) Based on a $6.39 closing price of our stock on the American Stock Exchange on December 31, 2003.
(2) Includes 53,333 options with an exercise price of $16.50 per share and 33,333 options with an exercise price of $15 per share.
(3)  Having an exercise price of $6.50 per share.
(4) Includes 11,333 options with an exercise price of $15 per share and 40,000 options with an exercise price of $6.50 per share.

No options were exercised by the officers named above for the year ended December 31, 2003.

Employment Agreements

     We have entered into employment agreements with Paul Hickey, Terry Kramer and Michael Openshaw.

     Mr. Hickey's agreement is for an initial three-year term ending on December 31, 2005. The agreement is automatically extended for successive one-year periods unless either party gives the other 180 days prior notice that it elects not to extend the agreement. Under the agreement, Mr. Hickey receives an annual base salary of $120,000, which may be increased in the sole discretion of the Compensation and Personnel Committee, plus incentive compensation, which also is at the discretion of the Compensation and Personnel Committee. Mr. Hickey's base salary is currently set at $140,000. We may terminate this agreement at any time for "cause". If we terminate the agreement without "cause", or if Mr. Hickey terminates the agreement for "good reason", including following a "change in control", he is entitled to a lump sum payment equal to two times the sum of (a) his then base salary and (b) the average cash incentive compensation over the immediately preceding three years. In addition, any stock options held by him will vest immediately. In the event of his death, we will continue to pay his base salary to his estate for 12 months. If we elect not to extend the employment agreement, or we terminate the agreement without "cause", or Mr. Hickey terminates the agreement for "good reason", we agreed to release Mr. Hickey from any obligations he may have to us at that time and any amounts we owe to him will become immediately due and payable. In addition, if Mr. Hickey is still a guarantor of any of our obligations we must pay him, in a lump sum, an amount equal to his average annual compensation for the last three years. During the term of the agreement and for one year following its termination or expiration, Mr. Hickey is prohibited from competing with us so long as we have not terminated the agreement without cause or that he has not terminated the agreement for good reason.

     Under Mr. Kramer's agreement, which terminates March 31, 2006, he is entitled to an annual base salary of $225,000 plus bonus based on individual and company performance. The agreement may be extended for successive one-year periods. If we terminate the agreement without "cause", or if Mr. Kramer terminates the agreement for "good reason", he is entitled to the greater of one year's salary plus any target cash bonus he would be eligible to receive or payment of base salary and bonus through the expiration date of the contract. In addition, any stock options held by him will vest immediately. During the contract term and for one year following its termination or expiration, he is prohibited from soliciting our employees and customers and competing with us, provided we have not terminated the employment contract without cause. Under the contract, we will indemnify Mr. Kramer to the maximum extent permitted by law, for all expenses incurred by him in connection with any proceedings brought or threatened upon him in connection with his service as our officer. Mr. Kramer was also granted, subject to shareholder approval, an option to purchase 255,000 shares of common stock at the market price per share on the date of approval.

     Mr. Openshaw's agreement, which terminates December 31, 2005, pays him an annual salary of $125,000 plus bonus based on individual and company performance. If we terminate the agreement without "cause", or if Mr. Openshaw terminates the agreement for "good reason", he is entitled to the lesser of one year's salary or payment through the expiration date of the contract. In addition, any stock options held by him will vest immediately. During the contract term and for one year following its termination or expiration, he is prohibited from soliciting our employees and customers and competing with us, provided we have not terminated the employment contract without cause.

Compensation of Directors

     Our non-employee directors receive an annual fee of $12,500 and $1,000 for each board or committee meeting they attend plus reimbursement for travel expenses. The Audit Committee chairman will receive an additional $5,000 annual payment and the chairman of the Compensation and Personnel Committee and the chairman of the Board of Directors will each receive an additional $2,500 payment annually. In addition, each non-employee director will receive 15,000 options vesting over two years upon approval of the 2004 Stock Option Plan.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of December 31, 2003, we owed Paul Hickey, our principal shareholder and chief executive officer, an aggregate amount of $260,692, consisting of loans from him to cover cash shortfalls, past due lease payments, and deferred salary. This amount is reflected in a note that bears interest at 10%, which is less than Mr. Hickey's cost of funds, and which matures December 31, 2007. The note required that we pay Mr. Hickey $150,000 out of the proceeds of our public offering. On June 30, 2004, we are required to pay Mr. Hickey all unpaid accrued interest. Also, beginning July 31, 2004, we are obligated to begin making monthly payments in an amount sufficient to fully amortize the note by December 31, 2007.

     In 2002 we agreed to indemnify Mr. Hickey for any damages awarded against him and any costs he incurred in connection with the matter of Bagley v. Hickey. In that suit the plaintiff argued that he had suffered damages as a result of Mr. Hickey's refusal to sell him shares of our common stock as set forth in a written agreement that he and Mr. Hickey had entered into. We agreed to indemnify Mr. Hickey because Mr. Hickey had entered into this agreement for our benefit. In December 2003, the court awarded damages to the plaintiff in the amount of $501,000, which we paid pursuant to our agreement to indemnify Mr. Hickey.


                                  MISCELLANEOUS

Shareholder Proposals

     Shareholders interested in presenting a proposal for consideration at the annual meeting of shareholders in 2005 must follow the procedures found in Rule 14a-8 under the Securities Exchange Act of 1934 and our bylaws. To be eligible for inclusion in the Company's 2005 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than December 31, 2004. Shareholder proposals submitted not less than twenty but not more than forty days prior to the scheduled date for the 2005 annual meeting may be presented at the annual meeting if such proposal complies with our bylaws, but will not be included in our proxy materials. If, however, less than thirty days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder, to be timely, may be delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A shareholder's notice must set forth, as to each proposed matter: (i) as to each person whom the shareholder proposes to nominate for election to the Board of Directors, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment; (iii) the name and address, as they appear on our books, of the shareholder proposing such business; (iv) the number of shares of Company common stock which are beneficially owned by such shareholder; (v) a representation that the shareholder is a holder of record of shares of Company common stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (vi) any financial interest of the shareholder in such proposal or nomination.

Policies on Reporting of Concerns Regarding Accounting and Other Matters and on Communicating with Non-Management Directors

     We have adopted policies on reporting of concerns regarding accounting and other matters and on communicating with our non-management directors. Any person, whether or not an employee, who has a concern about our conduct or any of our people, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern by forwarding them in a sealed envelope to the Chairperson of the Audit Committee, in care of Corporate Secretary at 510 East Technology Avenue, Building C, Orem Utah 84097, such envelope to be labeled with a legend such as: "Anonymous Submission of Complaint or Concern." All communication received will be relayed to the Chairperson of our Audit Committee.

Solicitation of Proxies

     The cost of this proxy solicitation and any additional material relating to the meeting which may be furnished to the shareholders will be borne by Q Comm. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by officers, directors and regular employees of Q Comm. Q Comm also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward proxy soliciting material to beneficial owners of such shares, and Q Comm, upon request, will reimburse them for their expenses in so doing.

     EVERY SHAREHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.



                                              By order of the Board of Directors



                                                               William K. Jurika
                                                           Chairman of the Board
Dated: Orem, Utah
April 28, 2004

                                                                      APPENDIX A
                                                                      ----------

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                              BOARD OF DIRECTORS OF
                           Q COMM INTERNATIONAL, INC.


________________________________________________________________________________

                            PURPOSE OF THE COMMITTEE

     The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of Q Comm International, Inc. and its subsidiaries (the "Corporation"), including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Corporation's financial statements, (ii) the Corporation's compliance with legal and regulatory requirements, (iii) the Corporation's independent auditors' qualifications and independence, and (iv) the performance of the Corporation's independent auditors and the Corporation's internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement.

                          COMPOSITION OF THE COMMITTEE

     The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the American Stock Exchange ("Amex") and the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act. Director's fees (including any additional amounts paid to chairs of committees and to members of committees of the Board) are the only compensation a member of the Committee may receive from the Corporation; provided, however, that a member of the Committee may also receive pension or other forms of deferred compensation from the Corporation for prior service so long as such compensation is not contingent in any way on continued service.

     No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Corporation's annual proxy statement.

     The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson. Each member of the Committee must be "able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement," as such qualification is interpreted by the Board in its business judgment, or must become able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have "past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities," as the Board interprets such qualification in its business judgment. Further, either (i) at least one member of the Committee must be an "audit committee financial expert," as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act, or (ii) if no member of the Committee is a "financial expert," the Committee shall so inform the Corporation.

     Any vacancy on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the directors that are independent pursuant to the rules and regulations of Amex and the SEC.

                            MEETINGS OF THE COMMITTEE

     The Committee shall meet once every fiscal quarter or more frequently as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee should meet separately on a periodic basis with (i) management, (ii) the Corporation's internal auditing department or other person responsible for the internal audit function and (iii) the Corporation's independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe should be discussed privately.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

     The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.

                  DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, Amex or any other applicable regulatory authority:

Selection and Evaluation of Auditors

1. In its sole discretion (subject, if applicable, to shareholder ratification), retain, determine funding for and oversee the firm of independent auditors to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

2. Review and, in its sole discretion, approve in advance the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act, all permitted non-audit engagements and relationships between the Corporation and such auditors (which approval should be made after receiving input from the Corporation's management). Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee and the person granting such approval shall report such approval to the Committee at the next scheduled meeting;

3. Review the performance of the Corporation's independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

4. Obtain at least annually from the Corporation's independent auditors and review a report describing:

     (a)  the independent auditors' internal quality-control procedures;

     (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

     (c) all relationships between the independent auditors and the Corporation (including a description of each category of services provided by the independent auditors to the Corporation and a list of the fees billed for each such category);

     The Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the independent auditors, and its views on whether there should be a regular rotation of the independent auditors, to the Board.

5. Oversee the independence of the Corporation's independent auditors by, among other things:

     (a) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors' independence;

     (b) ensuring that the lead audit partner and reviewing audit partner responsible for the audit of the Corporation's financial statements have not performed audit services for the Corporation for more than the previous five consecutive fiscal years of the Corporation;

     (c) ensuring that the chief executive officer, controller, chief financial officer, chief accounting officer or other person serving in an equivalent position of the Corporation, was not, within one year prior to the initiation of the audit, an employee of the independent auditors who participated in any capacity in the Corporation's audit; and

     (d) considering whether there should be a regular rotation of the Corporation's independent auditors;

6. Instruct the Corporation's independent auditors that they are ultimately accountable to the Committee and that the Committee is responsible for the selection (subject, if applicable, to shareholder ratification), evaluation and termination of the Corporation's independent auditors;

7. Inform the Corporation's independent auditors that, to the extent the Corporation's independent auditors do not already provide such information, the Committee expects the independent auditors' communications to the Committee to include the items required under the rules promulgated under the Act;

Oversight of Annual Audit and Quarterly Reviews

8. Review and accept, if appropriate, the annual audit plan of the Corporation's independent auditors, including the scope of audit activities, and all critical accounting policies and practices to be used, and monitor such plan's progress and results during the year;

9. Review the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation's independent auditors;

10. Review with management and the Corporation's independent auditors, the following:

     (a) the Corporation's annual audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any major issues related thereto;

     (b) critical accounting policies and such other accounting policies of the Corporation as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Corporation's financial statements;

     (c) major issues regarding accounting principles and financial statements presentations, including (A) any significant changes in the Corporation's selection or application of accounting principles and
          (B) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Corporation's financial statements;

     (d) all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

     (e) all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and

     (f) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

11. Review with the chief executive officer and chief financial officer and independent auditors, periodically, the following:

     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Corporation's independent auditors;

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls; and

     (c) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

12. Attempt to resolve all disagreements between the Corporation's independent auditors and management regarding financial reporting;

13. Review on a regular basis with the Corporation's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:

     (a) any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

     (b)  any  communications   between  the  audit  team  and  the  independent
          auditors' national office respecting auditing or accounting issues presented by the engagement; and

     (c) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Corporation;

14. Confirm that the Corporation's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Corporation's independent auditors;

Oversight of Financial Reporting Process and Internal Controls

15.  Review:

     (a) the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Corporation's internal audit function, through inquiry and discussions with the Corporation's independent auditors and management of the Corporation; and

     (b) as required by law, the yearly report prepared by management, and attested to by the Corporation's independent auditors, assessing the effectiveness of the Corporation's internal control structure and procedures for financial reporting and stating management's responsibility to establish and maintain such structure and procedures, prior to its inclusion in the Corporation's annual report;

16. Review with management the Corporation's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;

17. Receive periodic reports from the Corporation's independent auditors and management of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

18. Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent auditors, the Corporation's internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

19. Review the Corporation's earnings press releases (especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);

20. Establish clear hiring policies by the Corporation for employees or former employees of the Corporation's independent auditors;

21. Discuss guidelines and policies governing the process by which senior management of the Corporation and the relevant departments of the Corporation assess and manage the Corporation's exposure to risk, as well as the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures;

Other Matters

22. Meet at least annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

23.  Review and approve or disapprove  all proposed  related party  transactions
     (including all transactions required to be disclosed by Item 404 of Regulation S-K of the SEC);

24. Issue the report pursuant to Item 306 of Regulation S-K of the Sec that is required to be included in the Corporation's annual proxy statement addressing the Committee's review of the Corporation's financial statements, certain communications with management and with the independent auditors, the Committee's recommendation as to whether the financial statements should be included in the Corporation's annual report of Form 10-K or 10-KSB, as the case may be;

25. Review the certifications and reports required by Sections 302, 404 and 906 of the Act, and the rules, if any, promulgated thereunder;

26. Review the Corporation's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Corporation and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Corporation's independent auditors;

27.  Review  the   Corporation's   program  to  monitor   compliance   with  the
     Corporation's Code of Ethics, and meet periodically with the Corporation's Compliance Officer to discuss compliance with the Code of Ethics;

28. Obtain from the Corporation's independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934, if applicable;

29. Maintain procedures, as set forth in Annex A hereto, for the receipt, retention and treatment of complaints received by the Corporation regarding financial statement disclosures, accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Corporation of concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters;

30. Cause to be made an investigation into any appropriate matter brought to its attention within the scopes of its duties;

31. Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining and determining funding for, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

32. Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors, or the performance of the internal audit function;

33. Prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter, and set forth the goals and objectives of the Committee for the upcoming year. The evaluation should include a review and assessment of the adequacy of the Committee's charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report; and

34. Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

With respect to the duties and responsibilities listed above, the Committee should:


     1.   Report regularly to the Board on its activities, as appropriate;

     2.   Exercise  reasonable   diligence  in  gathering  and  considering  all
          material information;

     3. Understand and weigh alternative courses of conduct that may be available;

     4. Focus on weighing the benefit versus harm to the Corporation and its shareholders when considering alternative recommendations or courses of action;

     5. If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

     6.   Provide  management,   the  Corporation's   independent  auditors  and
          internal auditors with appropriate opportunities to meet privately with the Committee.

                                      * * *

     While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

     In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting review or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation form which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Corporation.

                                   **********

                                     Annex A

        Procedures for the Anonymous Submission of Complaints or Concerns
             Regarding Financial Statement Disclosures, Accounting,
                Internal Accounting Controls or Auditing Matters

The following is the procedure for the confidential, anonymous submission by employees of Q Comm International, Inc. and its subsidiaries (the "Corporation") of concerns regarding questionable accounting, internal control, auditing or related matters ("Concerns"):


1. The Corporation shall forward to the Audit Committee of the Board of Directors (the "Audit Committee") any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

2. Any employee of the Corporation may submit, on a confidential, anonymous basis if the employee so desires, any Concerns by setting forth such Concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, in care of the Corporation's Corporate Secretary (the "Secretary"), such envelope to be labeled with a legend such as:
     "Anonymous Submission of Complaint or Concern." If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate. Any such envelopes received by the Secretary shall be forwarded promptly to the Chair of the Audit Committee.

3. The Secretary shall prepare an executive summary of the contents of each submission with respect to Concerns that do not specifically allege participation in wrongdoing by the Corporation's Chief Executive Officer (the "CEO") and send it to the CEO. The CEO shall promptly investigate the subject of each such executive summary and report his findings in writing to the Chairman of the Audit Committee with recommendations, if any. The Secretary shall send a copy of each submission with respect to Concerns that specifically allege participation in wrongdoing by the CEO both to the Chairman of the Audit Committee and to the CEO.

4. At each of its meetings, including any special meeting called by the Chair of the Audit Committee following the receipt of any information pursuant to this Annex, the Audit Committee shall review and consider any such complaints or concerns that it has received and take any action that it deems appropriate in order to respond thereto.

5. The Audit Committee shall retain any such complaints or concerns for a period of no less than 7 years.

6. This Annex A shall appear on the Corporation's website as part of this Charter.

                                                                      APPENDIX B
                                                                      ----------
                                     CHARTER
                                     OF THE
                      COMPENSATION AND PERSONNEL COMMITTEE
                                     OF THE
                              BOARD OF DIRECTORS OF
                           Q COMM INTERNATIONAL, INC.

________________________________________________________________________________

                            PURPOSE OF THE COMMITTEE

     The Compensation and Personnel Committee (the "Committee") is appointed by the Board of Directors of Q Comm International, Inc. (the "Company") to:

     o Determine, or recommend to the Board for determination, the compensation of the Chief Executive Officer;
     o Review and recommend the compensation and benefits payable to the Company's officers;
     o Review the Company's policy relating to employee compensation and benefits;
     o    Administer the Company's stock option plans; and
     o Select, or recommend to the Board, director nominees for the next annual meeting of shareholders.

                          COMPOSITION OF THE COMMITTEE

     The Committee will be composed of three directors who satisfy the definition of "independent" under the listing standards of the American Stock Exchange (AMEX). The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

                            MEETINGS OF THE COMMITTEE

     The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities but at least four times a year.

                  DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     The Committee, to the extent it deems necessary or appropriate, will:

     o    Review  the  individual   goals  and  objectives,   and  evaluate  the
          performance of the Chief Executive Officer, and set the Chief Executive Officer's compensation based on this evaluation;

     o Review and recommend to the Board the compensation and benefits payable to the Company's officers;

     o Review the Company's policy relating to employee compensation and benefits;

     o    Administer the Company's stock option plans;

     o Review and approve the structure, key elements and payout of any of the Company's bonus programs;

     o Work to ensure that the Company's management team has an effective and timely mechanism for review, compensation and promotion of Company employees;

     o Direct the Company's management team including the Manager of Human Resources to research and address any significant compensation or personnel issue;

     o    Identify individuals qualified to become members of the Board;

     o Select(1), or recommend to the Board, director nominees to be presented for shareholder approval at the annual meeting;

     o Select, or recommend to the Board, director nominees to fill vacancies on the Board as necessary;

     o At the Company's expense, the Committee will have the authority, to the extent it deems necessary or appropriate, to retain a firm to be used to assist in carrying out its responsibilities. The Committee shall have sole authority to retain and terminate any such firm, including sole authority to approve the firm's fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors;

     o The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval; and

     o    The Committee will annually evaluate the Committee's own performance.

Adopted on _________________, 2004.


___________________

1 Subject to the contractual or other commitments of the Company to provide third parties with the ability to nominate and/ or appoint directors, the selection and nomination of such directors is not subject to approval by the Nominating Committee.

                                                                      APPENDIX C
                                                                      ----------

                           Q COMM INTERNATIONAL, INC.
                             2004 STOCK OPTION PLAN


1. Purpose; Types of Awards; Construction.

     The purpose of the Q Comm International, Inc. 2004 Stock Option Plan (the "Plan") is to align the interests of officers, other key employees, consultants and non-employee directors of Q Comm International, Inc. (the "Company") and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. To further such purposes, the Committee may grant options to purchase shares of the Company's common stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934 and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2. Definitions.

     As used in this Plan, the following words and phrases shall have the meanings indicated below:

          (a) "Agreement" shall mean a written agreement entered into between the Company and an Optionee in connection with an award under the Plan.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Cause," when used in connection with the termination of an Optionee's employment by the Company or the cessation of an Optionee's service as a consultant or a member of the Board, shall mean (i) the conviction of the Optionee for the commission of a felony, or (ii) the willful and continued failure by the Optionee substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this
     Section 2(c), no act, or failure to act, on an Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

          (d) "Change in Control" shall mean the occurrence of the event set forth in any of the following paragraphs:

               (i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the

          Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

               (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

               (iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

               (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     For purposes of this Section 2(d), "Person" shall have the meaning given in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" shall mean the Compensation and Personnel Committee established by the Board to administer the Plan.

          (g) "Common Stock" shall mean shares of common stock, par value $.001 per share, of the Company.

          (h)  "Company"  shall mean Q Comm  International,  Inc., a corporation
     organized   under  the  laws  of  the  State  of  Utah,  or  any  successor corporation.

          (i) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

          (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (k) "Fair Market  Value" per share as of a particular  date shall mean
     (i) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the closing bid price for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

          (l) "Incentive Stock Option" shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (m) "Non-employee Director" shall mean a member of the Board who is not an employee of the Company.

          (n) "Non-qualified Option" shall mean an Option that is not an Incentive Stock Option.

          (o) "Option" shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Non-qualified Stock Options.

          (p) "Optionee" shall mean a person who receives a grant of an Option.

          (q) "Option Price" shall mean the exercise price of the shares of Common Stock covered by an Option.

          (r) "Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

          (s) "Plan" shall mean this Q Comm International, Inc. 2004 Stock Option Plan.

          (t) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

          (u) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

          (v) "Ten Percent Stockholder" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Administration.

     The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be "non-employee directors" under Rule 16b-3 and "outside directors" under Section 162(m) of the Code.

     The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Non-qualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Non-employee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Optionees of any awards under this Plan.

     The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

     No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4. Eligibility.

     Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Non-employee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5. Stock.

     The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 500,000, subject to adjustment as provided in
Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

     If any outstanding award under the Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

6. Terms and Conditions of Options.

     Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

          (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

          (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Non-qualified Stock Option.

          (c) Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant unless, with respect to Non-qualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in Section 9 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

          (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash.

          (e) Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

          (f)  Termination.  Except  as  provided  in this  Section  6(f) and in
     Section 6(g) hereof, an Option may not be exercised unless (i) with respect to an Optionee who is an employee of the Company, the Optionee is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option and (ii) with respect to an Optionee who is a Non-employee Director, the Optionee is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease (other than by reason of death, Disability, or Cause), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

          (g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Optionee's employment or cessation of such Optionee's service (or within such different period as the Committee may have provided pursuant to
     Section 6(f) hereof), or if the Optionee's employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by his beneficiary, at any time within one year after the death or Disability of the Optionee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

          (h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.

7. Non-qualified Stock Options.

     Options granted pursuant to this Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8. Incentive Stock Options.

     Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Non-employee Director or a consultant to the Company.

          (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

          (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9. Effect of Certain Changes.

          (a) In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

          (b) Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

10. Surrender and Exchange of Awards.

     The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the Optionee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Non-qualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

11. Period During Which Awards May Be Granted.

     Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier, unless the Board shall terminate the Plan at an earlier date.

12. Non-transferability of Awards.

     Except as otherwise determined by the Committee, awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

13. Approval of Shareholders.

     The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to the approval of Company's shareholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.

14. Agreement by Optionee Regarding Withholding Taxes.

     If the Committee shall so require, as a condition of exercise of a Non-qualified Stock Option (a "Tax Event"), each Optionee who is not a Non-employee Director shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this
Section 15 shall be made in its sole discretion.

15. Amendment and Termination of the Plan.

     The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 9(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.

16. Rights as a Shareholder.

     An Optionee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 9(a) hereof.

17. No Rights to Employment or Service as a Director or Consultant.

     Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee's employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Optionee as long as such Optionee continues to be employed by the Company or any Subsidiary.

18. Beneficiary.

     An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

19. Governing Law.

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Utah.